SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Net change in non-cash working capital items:
Inventory	$ (2,896)	$ 3,399
Prepaid expenses and other assets	(22)	(187)
Taxes recoverable	1,773	(1,266)
Taxes payable	(2)	(42)
Accounts payable and accrued liabilities	1,066	(2,890)
Amounts receivable	(985)	224
Other liabilities	0	(178)
Amounts due to related parties	21	(13)
Net change in non-cash working capital	$ (1,045)	$ (953)